EXHIBIT 99.1

CDK Global Announces Comprehensive Reorganization Focused on Improving Customer Experience and Creating a More Efficient Organization

HOFFMAN ESTATES, Ill., May 23, 2016 (GLOBE NEWSWIRE) -- CDK Global, Inc. today announced a comprehensive streamlining of its organization that will enable it to improve customers’ experience, create significant efficiencies, and better align the Company to implement its transformation plan. The new structure, which will become effective July 1, 2016, will reorganize the Company into two main operating groups: CDK North America and CDK International. The organizational changes also include integrating product management, combining Digital Marketing and Automotive Retail North America operations into a single organization, creating a single North America Sales organization, and forming a single global R&D organization. Concurrent with the reorganization, the Company also announced a number of leadership changes.

“These fundamental changes to our global structure and leadership team will create a flatter, faster, and more efficient organization that puts the customer first and increases our ability to offer interconnected products and solutions,” said Brian MacDonald, chief executive officer at CDK Global. “When I joined CDK, I immediately recognized the tremendous capabilities we had as an organization, but we also have to acknowledge a number of limitations. CDK has essentially operated as three separate entities with an overly complex array of products, duplicate product development organizations, overlapping capabilities and inefficiencies. This hindered our ability to effectively develop and deliver solutions that take advantage of our broad capabilities.”

“As we look to a future where customers want more integrated and innovative offerings like Connected Store, we need to change our structure to meet these needs. Our new simplified structure will help the organization move faster for customers and will bring product groups together for increased collaboration across our offerings to enable better product integration. We will also be able to deploy critical capabilities globally—like R&D—to leverage scale and share best practices. In addition, a combined sales organization will simplify customer contact and provide a comprehensive offering, laying the foundation for seamless integration of digital products with the Dealer Management System,” he continued.

The savings that will be realized from the reorganization are included in the Company’s previously announced transformation plan targets of realizing a total of $250-275 million additional adjusted EBITDA dollars and achieving adjusted EBITDA margins of 35 percent in fiscal 2018. MacDonald added, “These savings cannot be achieved without the fundamental reorganization we are announcing today.”

The following changes to the organization will become effective July 1, 2016.

CDK North America

The Company is combining its Automotive Retail North America (ARNA) and Digital Marketing groups into a single business unit—CDK North America—which will be led by Bob Karp, currently president of ARNA.

CDK International

Previously known as Automotive Retail International (ARI), this business unit will now be called CDK International and will be led by Andrew Dean, currently president of ARI.

Strategy, Marketing and Product Management

North America Product Management will be streamlined and consolidated into the strategy, marketing and product management group led by Malcolm Thorne, chief global strategy officer.

North America Sales

The Company will combine its sales teams into one integrated North America sales team led by Scott Mathews, currently president of Digital Marketing.

Research & Development

A single R&D group has been formed under the leadership of Rajiv Amar, recently named Chief Technology Officer.

Information Technology

Dean Crutchfield has been appointed Chief Information Officer and will lead a consolidated organization responsible for internal application development, global IT infrastructure, global security and enterprise-wide data stewardship.

“I’m very pleased to announce this reorganization and the formation of a new leadership team, which is a fundamental step to achieving the goals of our transformation plan. I am confident in my new leadership team’s ability to execute on our key corporate priorities, and I am excited about the benefits this will bring to customers, associates, and shareholders,” continued MacDonald.

Safe Harbor for Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including statements concerning the Company’s business transformation plan, the timing and implementation of changes to its leadership and business structure, other plans, objectives, forecasts, goals, beliefs, business strategies, future events, business conditions, results of operations, financial position and business outlook and business trends, and other information, may be forward-looking statements. Words such as “might,” “will,” “may,” “could,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “assumes,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; auto sales and advertising and related industry changes; competitive conditions; changes in regulation; changes in technology; security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; the Company’s ability to timely and effectively implement its business transformation plan, which is intended to increase operating efficiency and improve the Company’s global cost structure, while limiting or mitigating business disruption; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions.

There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission (SEC), including those discussed under “Part I, Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

About CDK Global
With more than $2 billion in revenues, CDK Global (Nasdaq:CDK) is a leading global provider of integrated information technology and digital marketing solutions to the automotive retail and adjacent industries. Focused on evolving the automotive retail experience, CDK Global provides solutions to dealers in more than 100 countries around the world, serving more than 27,000 retail locations and most automotive manufacturers. CDK’s solutions automate and integrate all parts of the dealership and buying process from targeted digital advertising and marketing campaigns to the sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit www.cdkglobal.com.

Media Contact:

Kyle Donash
847.485.4335
Kyle.donash@cdk.com

Investor Relations Contact:

Elena Rosellen
973.588.2511
Elena.rosellen@cdk.com

Jennifer Gaumond
847.485.4424
Jennifer.Gaumond@cdk.com